CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases

37th Annual Cowen Health Care Conference



NASDAQ:CRBP | CORBUSPHARMA.COM

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

CORBUS PHARMACEUTICALS

THE CORBUS BUSINESS MODEL

Focus

Rare Inflammatory & Fibrotic Diseases

Acquire

Grow Pipeline

Develop

Phase 2 →

Market

Small Expert Sales Force

- 7,000 known rare diseases[1]
- 95% have no approved drugs
- >150 rare inflammatory diseases

1:globalgenes.org and NORD.org

CORBUS PHARMACEUTICALS

MANAGEMENT TEAM



YUVAL COHEN PH.D.
CHIEF EXECUTIVE OFFICER, DIRECTOR

Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF



SEAN MORAN C.P.A. M.B.A
CHIEF FINANCIAL OFFICER

Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK)



MARK TEPPER PH.D.
PRESIDENT & CHIEF SCIENTIFIC OFFICER

Former VP U.S. Research & Operations, EMD Serono; Sr. Investigator, Bristol-Myers Squibb



BARBARA WHITE M.D.
CHIEF MEDICAL OFFICER

Board-certified Rheumatologist and clinical immunologist. Previously SVP and Head, R&D Stiefel, VP and Head of Inflammation Clinical Development for UCB & MedImmune, and Director, Medical Affairs, Amgen

BOARD OF DIRECTORS



AMB. ALAN HOLMER (CHAIRMAN OF THE BOARD)
- Former CEO of PhRMA (1996-2005)
- Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
- Former board member of Inspire Pharma
- Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation



AVERY W. (CHIP) CAITLIN
- CFO Celldex Therapeutics (CLDX) since 2000
- Raised over $600MM financing
- Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO)



DAVID HOCHMAN
- Managing Partner of Orchestra Medical Ventures
- Over 19 years of venture capital and investment banking experience
- Former Managing Director of Spencer Trask Ventures, Inc. securing over $600MM in equity capital



RENU GUPTA, M.D.
- Over 25 years of development, regulatory and senior management experience in the biopharma industry
- Former CMO of Insmed, a specialty CF company and current advisor to the CEO
- Former VP and Head of U.S. Clinical Research and Devp Novartis (2003-2006)

JBT-101

- Novel synthetic oral endocannabinoid-mimetic with unique MOA
- First-in-class therapeutic currently targeting four indications
- IP portfolio → 2033

Indication	Status	Funding	Anticipated Approval
Systemic Sclerosis (SSc)	Phase 2 completed and positive data released Q4 2016 Orphan Designation + Fast Track Status + Open-Label Extension		2019
Cystic Fibrosis (CF)	Phase 2 completed and data expected Q1 2017 Orphan Designation + Fast Track Status	$5MM Award from CFF[1]	2021
Dermatomyositis (DM)	Phase 2 data expected Q3 2017 + Open-Label Extension	NIH Grant Funded[2]	2022
Systemic Lupus Erythematosus (SLE)	Anticipated Phase 2 study launch H1 2017	NIH Grant Funded[2]	2023

1) As of September 30, 2016 Corbus has received $3.5MM of the $5.MM CFF award
2) NIH grants fund Phase 2 trials of JBT-101 in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data

CORBUS PHARMACEUTICALS

EXPECTED NEAR-TERM MILESTONES

Q1 2017

- Topline data from CF Phase 2
- ✓ ODD for SSc in EU
- ✓ SSc meeting with FDA

Q2 2017

- Complete enrollment of DM study
- Launch Phase 2 SLE study
- EULAR conference
- ECFS conference

Q3 2017

- Launch next SSc study
- Topline data DM study

Q4 2017

- Launch next CF study
- NACFC conference
- ACR conference

CORBUS PHARMACEUTICALS

MARKET SIZE INCREASE WITH ADDITIONAL INDICATIONS



Combined Total Patient Populations in 7 Major Markets
Targeted Indications Assuming 1st Market Approval 2019
Total Number of Patients
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
90,000
90,000
75,000
90,000
50,000
75,000
90,000
500,000
50,000
75,000
90,000
2019
2020
2021
2022
2023
SSc
CF
DM
SLE

JBT-101 RESTORES HOMEOSTASIS DURING PATHOLOGIC IMMUNE RESPONSES



ACUTE INFLAMMATION
LIPID MEDIATOR CLASS SWITCHING
PRO-INFLAMMATORY MEDIATORS
INFLAMMATION
±
INFECTION
CHRONIC INFLAMMATION
FIBROSIS
CB2
RESUNAB (Corbus)
CB2
CB2
SPECIALIZED PRO-RESOLVING LIPID MEDIATORS
IMMUNE SYSTEM HOMEOSTASIS
±
PATHOGEN CLEARANCE
TISSUE HEALING AND REMODELING

Adapted from REIRE & VAN DYKE. Natural resolution of inflammation. Periodontology 2000, 2013;63:149–164

UNIQUE TARGETING OF CB2 RECEPTOR

Only 30% BBB penetration

Therapeutic levels in the brain never reach levels sufficient for significant CB1 activation


HO
O
OH
H
H
C_6H_{13}
x1
x12
CB1 Receptors: analgesic receptors in brain
CB2 Receptors: resolution receptors in immune system
CB 1 receptors
CB 2 receptors
Immune cells

Total daily clinical dose 1-40 mg

DIFFUSE CUTANEOUS SYSTEMIC SCLEROSIS:

RELIEF FOR A DISEASE WITH NO APPROVED TARGETED THERAPY



CORBUS PHARMACEUTICALS

SYSTEMIC SCLEROSIS

Chronic systemic autoimmune disease causing fibrosis of skin and internal organs

90,000

Patients in U.S. + EU

80%

Female Patients

40-60 YEARS

Average Age of Patients

LUNG FIBROSIS

Common Cause of Death -
40%-60% Mortality in 10 Years

KEY TAKE-AWAYS

- Life-threatening, rare disease
- No SSc-specific approved drugs
- Current therapy involves steroids and immunosuppressive agents with significant toxicities
- Need for proven safe and effective therapies

JBT101-SSc-001 PHASE 2 TRIAL DESIGN

- Double-blind, randomized, placebo-controlled, Phase 2 trial (Part A)
- 9 clinical sites in the U.S.
- 43 adults ages 18 to 70 with diffuse cutaneous systemic sclerosis (SSc)
- 2:1 overall ratio of JBT-101:placebo
- 16 week study, 12 weeks of active dosing
- Immunosuppressive medications allowed
- ClinicalTrials.gov identifier NCT02465437

Primary Objectives

- Evaluate safety and tolerability
- Evaluate efficacy, using the American College of Rheumatology Combined Response Index in diffuse cutaneous Systemic Sclerosis (CRISS) score

Secondary Objectives

- Evaluate efficacy using categories of CRISS response and each CRISS domain
- Evaluate efficacy with other patient-reported outcomes

DISTRIBUTION OF ACR-CRISS SCORES BY WEEK



Circle = subject
Median = black bar
Interquartile range = red bars
P[1] = 0.044
JBT-101 (n = 26)
Placebo (n = 15)
CRISS score, %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4
8
12
16
Week

[1] Efficacy population, LOCF. 1- sided, mixed model repeated measures using rank transformed data, model includes baseline mRSS and disease duration. No effect of immunosuppressive therapy in model.

Statistical analysis

- Statistical hypothesis is JBT-101 will provide clinical benefit compared to placebo
- CRISS scores are not normally distributed
  (Khanna et al, Arthritis Rheumatol 2016; 68:299)
- Use of non-parametric descriptive statistics and statistical analyses is indicated
  (Schlenker. Methods Mol Bio 2016;1366:271)
- The mechanism of action of JBT-101 - activation of resolution of innate immune responses – may allow persistence of clinical benefit for a time after treatment is stopped, hence, planned analysis across 16 weeks

CORBUS PHARMACEUTICALS

CRISS SCORES BY WEEK

JBT-101 Trial

Group	CRISS Score[1], % Median (Interquartile Range or IQR)[2]			
	Week 4	Week 8	Week 12	Week 16
JBT-101, N = 26	**3.0** (0.6, 11.4)	**19.0** (0.3, 69.2)	**27.5** (1.9, 67.8)	**33.0** (0.8, 82.1)
Placebo, N = 15	**1.0** (0.3, 8.8)	**1.0** (0.1, 15.2)	**1.0** (0.1, 60.1)	**1.0** (0.1, 16.0)

[1] Efficacy population, LOCF. [2] (25th percentile, 75th percentile). [4] D. Khanna, Scleroderma Clinical Trials Consortium, 2016.

Previous Comparator Trial, Post-hoc Analysis

Drug	CRISS Score, % Median (IQR)
	Week 52
Cyclophosphamide[3] N = 45	**24.0** (0.1, 96.0)
Placebo N = 39	**0.5** (0.0, 32.0)

[3] Khanna et al, ACR abstract 2016.

Given CRISS score ≥ 20% is medically significant[4], the majority of JBT-101 subjects achieve a medically significant response

CHANGE IN MODIFIED RODNAN SKIN SCORE

- Lower score = less skin involvement. Improvement is a reduction in score.
- Estimates of the minimal important improvement in mRSS are between 3.2 – 5.2 points (Khanna et al, Ann Rheum Dis 2006;65:1325).

mRSS Change from Baseline



Change in mRSS, LS means ±SE
1
0
-1
-2
-3
-4
-5
-6
P² = 0.085
0
4
8
12
16
Week
JBT-101
Placebo

[1] Efficacy population. [2] Least squares mean difference, analysis of covariance model, one -sided p value.

Previous Comparator Trials

Drug	N	Time	mRSS, mean (SD) change from baseline	
			Active	Placebo
Six drug trials, all subjects combined[3]	492	~26 weeks	-2.9 (7.2)	
Tocilizumab[4]	77	24 weeks	-3.9	-1.2
Cyclophosphamide[5]	84	52 weeks	-5.3	-1.7
Mycophenolate[6]	93	Baseline	24.0 (9.8)[7]	
		12 weeks	22.4 (8.9)	

[3] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ, Merkel et al, Arthritis Rheum 2012;64:3420. [4] Khanna et al, Lancet 2016;387:2630. [5] Khanna et al, ACR abstract 2016. [6] Le et al, Ann Rheum Dis 2011; 70: 1104. [7] Absolute mRSS, mean (SD), not change from baseline.

- JBT-101 subjects had greater improvement in mRSS than placebo subjects
- The mean degree of improvement in mRSS in JBT-101 subjects was ~ minimal important improvement
- The mRSS results with JBT-101 compare favorably with data from comparator trials

CHANGE IN FORCED VITAL CAPACITY (FVC), % PREDICTED

- Higher value = greater FVC % predicted. Improvement is an increase in FVC % predicted.

FVC % Predicted, Change from Baseline[1]



Change in mFVC, LS means ±SE
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
0
4
8
12
16
Week
JBT-101
Placebo

[1] Efficacy population, least squares means ± SE.

Previous Comparator Trials

Drug	N	Time	FVC, % predicted, mean (SD) change from baseline	
			Active	Placebo
Six different drug trials combined[2]	379	~26 weeks	-1.7 (9.0)	
Tocilizumab[3]	77	24 weeks	-0.7	-4.5
Cyclophosphamide[4]	87	52 weeks	-1.2	-2.8

[2] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ. Merkel et al, Arthritis Rheum 2012;64:3420. [3] Khanna et al. Lancet 2016;387:2630. [4] Khanna et al, ACR abstract 2016. Subjects selected for lung involvement.

At Weeks 12 and 16, JBT-101 subjects had a mild increase or stability in FVC, % predicted, compared to placebo subjects

CORBUS PHARMACEUTICALS

CHANGE IN PATIENT GLOBAL ASSESSMENT (PtGA)

- Lower score = better global health assessment. Improvement is a reduction in score.
- The minimal important improvement in PtGA is -0.67 points, adjusted for as scale of 1-10 (Sekhon et al, J Rheumatol 2010;37:591).

PtGA, Change from Baseline



Change in PtGA, LS means ±SE
1.5
1
0.5
0
-0.5
-1
-1.5
P[1] = 0.08 P = 0.10
0
4
8
12
16
Week
JBT-101
Placebo

[1] Efficacy population, least squares mean difference, analysis of covariance mode, one-sided p value

Previous Comparator Trials

Drug	N	Time	PtGA, mean (SD) change from baseline	
			Active	Placebo
Six different drug trials combined[2]	439	~26 weeks	-.018 (2.27)[3]	
Tocilizumab[4]	84	24 weeks	-0.233[3]	0.152[3]
Cyclophosphamide[5]	84	52 weeks	-0.42	-0.21

[2] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ. Merkel et al, Arthritis Rheum 2012;64:3420. [3] PtGA scale adjusted from 0-100 to 0-10 to match scale in current trial. [4] Khanna et al, Lancet 2016;387:2630. [5] Khanna et al, ACR abstract 2016.

- JBT-101 subjects had greater improvement in PtGA
- The mean degree of improvement in PtGA in JBT-101 subjects was ~ minimal important difference at Wk 12
- The PtGA results with JBT-101 compare favorably with data from multiple comparator trials

CORBUS PHARMACEUTICALS

CHANGE IN PHYSICIAN GLOBAL ASSESSMENT (MDGA)

- Lower score = better global health assessment. Improvement is a reduction in score.

MDGA, Change from Baseline



0.5
0
-0.5
-1
-1.5
Change in MDGA, LS means ±SE
P¹ = 0.02
0
4
8
12
16
Week
JBT-101
Placebo

[1] Efficacy population, least squares mean difference, analysis of covariance model, one-sided p value

Previous Comparator Trials

Drug	N	Time	MDGA, mean (SD) change from baseline	
			Active	Placebo
Tocilizumab[2]	80	24 weeks	-0.83[3]	-0.73
Relaxin[4]	189	24 weeks	-0.72[3]	-0.80
Methotrexate[5]	62	Baseline	5.1 (0.4)[6]	5.8 (0.4)
		12 weeks	5.2 (0.4)	5.7 (0.3)
Cyclophosphamide[7]	80	52 weeks	0.04[7]	1.0

[2] Khanna et al, Lancet 2016;387:2630. [3] PtGA scale adjusted from 0-100 to 0-10 to match scale in current trial. [4] Khanna et al, Arthritis Rheum 2009;60:.1102 [5] Pope et al, Arthritis Rheum 2001; 44:1351. [6] Data at baseline and 12 weeks are MDGA values, mean (SD), not MDGA change from baseline. [7] Khanna et al, ACR abstract 2016. [8] MDGA extrapolated.

- JBT-101 subjects had greater improvement in MDGA
- JBT-101 subjects had less worsening of MDGA
- The MDGA results with JBT-101 compare favorably with data from multiple comparator trials

CORBUS PHARMACEUTICALS

CHANGE IN HAQ-DI

- Lower score = less functional impairment. Improvement is reduction in score.
- Minimum important difference (MID) for improvement is a reduction in HAQ-DI = 0.10 – 0.14 and more than MID improvement is > 0.21 (Khanna et al, Ann Rheum Dis 2006;65:1325)

HAQ-DI, Change from Baseline



0.4
0.2
0.0
-0.2
-0.4
Change in HAQ-DI, LS means ±SE
P[1] = 0.04 P = 0.006 P = 0.006 P = 0.03
0
4
8
12
16
Week
JBT-101
Placebo

[1] Efficacy population, least squares mean difference, analysis of covariance model, one-sided p value.

Previous Comparator Trials

Drug	N	Time	HAQ-DI, mean (SD) change from baseline	
			Active	Placebo
Six different drug trials combined[2]	600	~26 weeks	0.05 (0.45)	
Tocilizumab[3]	84	24 weeks	0.14	0.12
Cyclophosphamide[4]	80	52 weeks	-0.13	0.15

[2] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ. Merkel et al, Arthritis Rheum 2012;64:3420.
[3] Khanna et al Lancet 2016;387:2630. [4] Khanna et al, ACR abstract 2016.

- JBT-101 subjects had a mean improvement in HAQ-DI, whereas placebo subjects had a mean worsening
- The mean degree of improvement in HAQ-DI in JBT-101 subjects was more than the minimal important difference

SAFETY: TREATMENT-EMERGENT ADVERSE EVENTS (TEAEs)

- No unexpected TEAEs related to JBT-101
- 2 serious TEAEs, both unrelated to study drug
  - JBT-101: dehydration of moderate severity treated in hospital
  - Placebo: abdominal pain and nausea of severe severity treated in hospital
- Only 2 severe TEAEs occurred, both in a subject on placebo
- 17 (63.0%) versus 9 (60.0%) of JBT-101 versus placebo subjects experienced any TEAE
- 66 total TEAEs in the JBT-101 group versus 34 total TEAEs in the placebo group

JBT-101 shows no signs of immunosuppression

CORBUS PHARMACEUTICALS

CONCLUSIONS

- In a 16 week study in diffuse cutaneous SSc, JBT-101 provided **significant** and medially **meaningful** efficacy, as assessed with the ACR CRISS score
- Results of multiple secondary efficacy outcome measures consistently support efficacy of JBT-101 in diffuse cutaneous SSc
- The safety profile of JBT-101 was acceptable, with no serious, severe, or unexpected treatment-related adverse events associated with JBT-101 treatment
- JBT-101 was well tolerated
- The risk:benefit profile of JBT-101 in diffuse cutaneous SSc is favorable to date and supports discussions with regulatory authorities about next steps
- These data support cannabinoid receptor type 2 as a target for chronic inflammatory and fibrotic diseases

JBT-101-SSc-001 OPEN-LABEL EXTENSION

- 12-month open-label extension study granted by FDA 04/16 & launched 09/16
- Goal of the open-label extension is to collect long term safety and efficacy data
- All subjects in the extension study are receiving JBT-101
- Same safety and efficacy endpoints used in the concluded double-blind placebo-controlled portion of the Phase 2 study

NEXT CLINICAL STEPS FOR JBT-101 IN SSc

- Conducted end of Phase 2 Meeting with FDA on February 28, 2017
- Our proposal (subject to FDA approval) is a single pivotal Phase 3 study
- N = approximately 250-300, multinational study
- Expect to commence trial by the end of Q3 2017
- Will seek Breakthrough designation

CYSTIC FIBROSIS: FOCUSING ON INFLAMMATION & FIBROSIS


CORBUS
PHARMACEUTICALS

CYSTIC FIBROSIS

CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system. CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.

30,000
Patients in the U.S.

75,000
Patients Worldwide

40 YEARS
Average Life Expectancy of CF Patients

KEY TAKE-AWAYS

- Life-threatening, rare disease
- Inflammation and fibrosis play key role in CF morbidity and mortality
- Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized
- Pharmacoeconomics are proven and favorable

JBT-101 IS UNIQUELY POSITIONED IN CF

Change The CF Treatment Paradigm: Daily Foundational Treatment For All CF Patients

- ✓ First-in-class CB2 agonist in CF
- ✓ Targets inflammation and fibrosis
- ✓ Not immunosuppressive
- ✓ Could potentially target all CF patients
- ✓ Oral, daily dosing
- ✓ Add-on to current therapy


CFTR Defects
Ion Channel Dysfunction
Inability to Resolve Innate Immune Responses
Obstructing Secretions
Infection
Hyperinflammation
Fibrosis
Resunab (Corbus)
$5MM Award from CFF(1)
Potentiators / Antibiotics
Correctors

1) As of September 30, 2016 Corbus has received $3.5MM of the $5.MM CFF award

PSEUDOMONAS-AERUGINOSA INFECTED CF MOUSE MODEL

JBT-101 Resolves Lung Inflammation and Infection



WT
CF

Pseudomonas-aeruginosa
into lungs



+ Placebo for 10 days
OR
+ JBT-101 for 10 days



Total BAL Cell Recruitment Post-JBT-101
20000
15000
10000
5000
0
Relative Number of Neutrophils
100
75
50
25
0
Mice
WT
WT
CFTR-/-
CFTR-/-
Pseudomonas
+ + + +
JBT-101*
- + - +
Relative Number of Alveolar Macrophages
100
75
50
25
0
Bacterial CFU After 10 Days JBT-101
1000
750
500
250
0
Mice
WT
WT
CFTR-/-
CFTR-/-
Pseudomonas
+ + + +
JBT-101*
- + - +

* - Treated with placebo + Treated with JBT-101

PSEUDOMONAS-AERUGINOSA INFECTED CF MOUSE MODEL

JBT-101 Reduces Weight Loss and Improves Survival in CF Mice Infected with Pseudomonas



Change in Body Weight (% Initial)
WT + Pseudomonas, - JBT-101
WT + Pseudomonas + JBT-101
CF mice + Pseudomonas, - JBT-101
CF mice + Pseudomonas + JBT-101
Change in Body Weight (% Initial)
Time (day)

GROUP	SURVIVAL RATE DAY 10
WT	5/5 (100%)
WT + JBT-101	5/5 (100%)
CF	3/5 (60%)
CF + JBT-101	5/5 (100%)

1) Bonfield, Tracey; Tepper, Mark 2015

JBT-101: CF PHASE 2 CLINICAL STUDY

Topline Data Expected March 2017

Primary Endpoint:
Safety and Tolerability

Secondary Endpoint:
Directional Trends in Efficacy + PK

Study Completed:
Last patient last visit January 2017

- Double blind randomized placebo control study in the U.S. and EU
- **Primary endpoints:** Safety/tolerability
- **Secondary endpoints:** Trends in efficacy (FEV1, Lung Clearance Index, CFQ-R Respiratory Symptom Score) + PK
- **Exploratory endpoints:** Metabolipidomic profile for MOA, biomarkers of disease activity and inflammation in blood and sputum, and microbiota in the lungs
- **Patient number:** 83 adults with CF in ~25 sites U.S. & EU
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 1 mg/day, 5 mg/day, 20 mg/day and 20 mg/day twice a day

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
IND open with FDA	✓							
Study launch		✓						
First patient dosed			✓					
Expected to complete enrollment						✓		
Anticipated last patient final dose							✓	
Study duration			✓	✓	✓	✓	✓	
Anticipated topline study data								

DERMATOMYOSITIS & LUPUS (SLE): WORKING WITH THE NIH ON RARE AUTOIMMUNE DISEASES



DERMATOMYOSITIS

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

50,000

Patients in the U.S. + EU

SKIN & MUSCLE

Involvement Can Cause Significant Morbidity and Mortality from Interstitial Lung Disease

NO FDA

Approved Therapies for Overall Disease Activity

KEY TAKE-AWAYS

- Treated with steroids and immunosuppressive therapies but with significant toxicities
- Single center study underway at University of Pennsylvania
- NIH is funding the study
- Data read out expected in Q3 2017

JBT-101: DM PHASE 2 CLINICAL STUDY

Complete Patient Enrollment Expected Q2 2017

Primary Endpoint:
Change in CDASI Score + Safety/Tolerability

Secondary Endpoint:
Directional Trends in Efficacy

- Study funded by NIH award to University of Pennsylvania
- Double blind placebo control randomized study in U.S. under IND from FDA
- **Primary endpoints:** Safety/tolerability + change in skin activity and severity (CDASI)
- **Secondary endpoints:** Quality of life, biomarkers of inflammation and disease activity in blood and skin, metabolipidomic profile, PK
- **Patient number:** 22 adults with DM at 1 U.S. site - University of Pennsylvania Perlman School of Medicine
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 20 mg/day and 20 mg/day twice a day

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Study launch	✓									
First patient dosed		✓								
Anticipated last patient dosed										
Study duration		✓	✓	✓	✓	✓	✓			
Anticipated topline study data										

JBT-101-DM-001 OPEN-LABEL EXTENSION

- 12-month open-label extension study granted by U.S. FDA in November 2016
- Goal of the open-label extension is to collect long term safety and efficacy data on JBT-101
- All subjects in the extension study are receiving JBT-101
- Same safety and efficacy endpoints used in the concluded double-blind placebo-controlled portion of the Phase 2 study

SYSTEMIC LUPUS ERYTHEMATOSUS

Chronic systemic autoimmune disease characterized by arthritis, skin rashes, kidney disease, and involvement of the nervous system and other organs

500,000 – 600,000

Patients in the U.S. + EU
10-12:1 Women to Men
Higher Incidence and More Severe in Blacks and Asians



NON-IMMUNOSUPRESSIVE TREATMENTS NEEDED

KEY TAKE-AWAYS

- Treated with steroids and immunosuppressive therapies
- Multi-center study planned (n=100)
- NIH is funding the study
- Data read out expected in Q4 2018

JBT-101: SLE PHASE 2 CLINICAL STUDY

Trial Expected to Start in H1 2017

Primary Endpoint: Safety and Tolerability	**Secondary Endpoint:** Directional Trends in Efficacy + PK

- Study funded by NIH award to Feinstein Institute for Medical Research
- Double blind placebo control randomized study in U.S. under IND from FDA
- **Primary endpoints:** Efficacy in inflammatory pain in subjects with active musculoskeletal disease
- **Secondary endpoints:** Efficacy in overall disease activity, musculoskeletal disease, and quality of life, safety and tolerability, biomarkers of inflammation, metabolipidomic profile, PK
- **Patient number:** 100 adults with SLE at 10 U.S. sites
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 5 mg/day, 20 mg/day and 20 mg/day twice a day

CORBUS PHARMACEUTICALS

SCIENTIFIC ADVISORS AND PRINCIPAL INVESTIGATORS

Scientific Advisors

Charles N. Serhan, PhD — HARVARD MEDICAL SCHOOL

Michael Knowles, MD, PhD — THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL

Daniel Furst, MD — UCLA Health

Principal Investigators

James Chmiel, MD — Case Western Reserve University
US PI for Cystic Fibrosis

Robert Spiera, MD — Hospital for Special Surgery
US PI for Scleroderma

Victoria Werth, MD — Penn, University of Pennsylvania
US PI for Dermatomyositis

Stuart Elborn, MD, FRCP — Queen's University Belfast
EU PI for Cystic Fibrosis

Meggan Mackay, MD — Hofstra Northwell School of Medicine at Hofstra University
Investigator, The Feinstein Institute

FINANCIAL PROFILE: CRBP (NASDAQ)

$448MM Market cap*	**48.7MM** Common shares outstanding (56.4MM fully diluted)*	**$64MM** Raised to-date + **$20MM** non-dilutive funding from N.I.H. and CF Foundation	**753K** 50d average daily volume*	**$39MM** Cash balance**

* Based on March 2, 2017 closing price of $9.38 per share
** Cash balance as of March 2, 2017

CORBUS TO HOST RESEARCH AND DEVELOPMENT DAY

March 13, 2017 – 11:00am – 1:00pm

- New data on JBT-101's mechanism of action in cystic fibrosis and inflammatory resolution models, biomarker data from our clinical Phase 2 trial in systemic sclerosis, and updates on our clinical development programs for JBT-101
- Presenting Key Opinion Leaders:

James Chmiel, M.D., M.P.H.
Professor of Pediatrics, Case Western Reserve University, Associate Director of the LeRoy W. Matthews Cystic Fibrosis Center at University Hospitals Rainbow Babies and Children's Hospital in Cleveland, and Principle Investigator of the Company's Phase 2 cystic fibrosis clinical study

Derek Gilroy, Ph.D.
Head, Centre for Clinical Pharmacology and Professor of Immunology at Queen Mary College, University College London, and expert in resolution of inflammation

Michael Knowles, M.D.
Professor of Pulmonary and Critical Care Medicine at University of North Carolina Chapel Hill and member of the Company's Scientific Advisory Board, and expert in inflammation in CF

Michael L. Whitfield, Ph.D.
Department of Genetics, Dartmouth Medical School, and expert in gene expression patterns associated with systemic sclerosis

- Live video webcast and accompanying slide presentation available on the Events page of the Investors section of the Company's website at www.CorbusPharma.com

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062


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APPENDIX

AN ATTRACTIVE SAFETY PROFILE

- Dose-dependent, mild to moderate AEs, no SAEs, no significant lab abnormalities
- Patients treated with JBT-101 with up to 240mg/d for up to 7 days
- Consistent with class effects at all doses, no unexpected AE's

Treatment Emergent Adverse Event	All subjects all doses, number of subjects (% of 123 subjects who received any dose)			Subjects receiving doses ≥ 1 mg to ≤ 60 mg total daily dose, number of subjects (% of 52 subjects who received these doses)			Subjects receiving ≥ 80 mg to ≤ 240 mg total daily dose, number of subjects (% of 71 subjects who received these doses)		
	All TEAEs	Mild TEAEs	Moderate TEAEs	All TEAEs	Mild TEAEs	Moderate TEAEs	All TEAEs	Mild TEAEs	Moderate TEAEs
Dizziness	31 (18.8%)	18 (10.9%)	13 (7.9%)	3 (5.8%)	3 (5.8%)	0	28 (39.4%)	15 (21.1%)	13 (18.3%)
Nausea	19 (11.5%)	14 (8.5%)	5 (3.0%)	2 (3.8%)	2 (3.8%)	0	17 (23.9%)	12 (16.9%)	5 (3.0%)
Dry Mouth	14 (8.5%)	13 (7.9%)	1 (0.6%)	1 (1.9%)	1 (1.9%)	0	13 (7.9%)	12 (7.3%)	1 (0.6%)
Somnolence	10 (6.1%)	9 (5.5%)	1 (0.6%)	1 (1.9%)	1 (1.9%)	0	9 (5.5%)	8 (4.8%)	1 (0.6%)
Vomiting	10 (6.1%)	5 (3.0%)	5 (3.0%)	1 (1.9%)	1 (1.9%)	0	9 (5.5%)	4 (2.4%)	5 (3.0%)
Fatigue	9 (5.5%)	7 (4.2%)	2 (1.2%)	0	0	0	9 (5.5%)	7 (4.2%)	2 (1.2%)

CRISS SCORE

Description	Advantages
Single number between 0-1 or 0-100% that indicates overall improvement from baseline. Has floor and ceiling for responses	Measures overall improvement, not just improvement in skin or lungs
Developed to reflect physician assessment of overall improvement	Endorsed by the American College of Rheumatology (Khanna et al, Arthritis Rheumatol. 2016; 68:299)
Score includes change from baseline in five domains • Two physician assessments – skin thickness (mRSS) and physician global assessment (MDGA) • Two patient assessments – Health Assessment Questionnaire Disability-Index (HAQ-DI) and patient global assessment (PtGA) • Forced vital capacity (FVC)	Rewards for improvement in more than one domain and penalizes for worsening in any domain. Subject must improve more than worsen to achieve CRISS score > 0.
A no. 1 rank of importance in assessing improvement was assigned to mRSS (44.1%) > FVC, % predicted (14.9%) > PtGA (11.0%) > MDGA (9.1%) > HAQ-DI (8%) > other items	The domains of mRSS, FVC, % predicted, MDGA, and HAQ-DI all are associated with survival (Tyndall et al, Ann Rheum Dis 2010;69:1809; Harel et al, J Rheumatol 2016; 43:1510; Sultan et al, Rheumatology 2004;43:472)
CRISS score ≥ 20% is considered medically significant (D. Khanna, Scleroderma Clinical Trials Consortium, 2016)	

CORBUS PHARMACEUTICALS

BASELINE CHARACERISTICS OF SUBJECTS

Characteristic	Safety Population			Efficacy Population			Meta-analysis of Six Previous Clinical Trials[2] N = 629
	JBT-101 n = 27	Placebo n = 15	P-value	JBT-101 n = 26	Placebo n = 15	P-value	
Female, %	85.2%	60.0%	NS[3]	84.6%	60.0%	NS	82%
Age, mean (SD)	48.7 (10.4)	46.5 (11.1)	NS	48.8 ± 10.6	46.7 (11.2)	NS	46.5 (11.8)
Caucasian, %	81.5%	80.0%	NS	80.8%	80.0%	NS	
Not Hispanic of Latino, %	81.5%	93.3%	NS	80.8%	93.3%	NS	
Disease duration[1], months, mean (SD)	37.1 (19.0)	40.6 (19.5)	NS	38.7 (19.2)	40.6 (19.5)	NS	19.4 (15.9)
Concomitant immunosuppressive or immuno-modulating drugs, n (%)	92.9%	80.0%	NS	100.0%	80.0%	P = 0.043	Usually prohibited except low dose corticosteroids

[1] Since first non-Raynaud's symptom. [2] Alpha interferon, d-penicillamine, relaxin Ph 2 and 3, methotrexate, minocycline, anti-TGFbeta, Merkel et al, Arthritis Rheum 2012;64:3420. [2] NS = Not statistically significant, P > 0.05, two-tailed t test for continuous data or two-tailed Fisher's exact test for categorical data

- Subjects have a broader range of disease duration and greater use of concomitant immunosuppressive / modulating drugs than subjects enrolled in previous trials in SSc
- Slightly higher use of immunosuppressive / modulating drugs in JBT-101 group may indicate a more refractory population

CORBUS PHARMACEUTICALS

SUBJECT DISPOSITION


Intent to Treat N = 43
Safety Population N = 42
Efficacy Population N = 41
Completer Population N = 38
43 Randomized
1 withdrawn by physician decision
27 Dosed with JBT-101
15 Dosed with Placebo
1 withdrawn by physician decision
26 Completed ≥ 1 Efficacy evaluation
15 Completed ≥ 1 Efficacy evaluation
1 withdrew consent
1 withdrew for AE of moderate dizziness
1 withdrew consent
24 Completed study
14 Completed study

1/27 (3.7%) subjects dosed with JBT-101 withdrew for an adverse event

CORBUS PHARMACEUTICALS